34317-P1 09/24

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED SEPTEMBER 25, 2024

TO THE SUMMARY PROSPECTUS, PROSPECTUS, AND

STATEMENT OF ADDITIONAL INFORMATION

EACH DATED MAY 1, 2024, OF

BRANDYWINEGLOBAL – SMALL CAP VALUE FUND

The fund’s Board of Trustees has determined that it is in the best interests of the fund and its shareholders to terminate the fund. The fund is expected to cease operations on or about November 22, 2024. Before that date, the assets of the fund will be liquidated at the discretion of fund management and the fund will cease to pursue its investment objective. This will cause the fund to increase its cash holdings and deviate from the investment strategies stated in the fund’s prospectus.

Effective at the close of market November 8, 2024, the fund will be closed to purchases and incoming exchanges, except for the reinvestment of dividends and distributions, if any. Existing shareholders of the fund who invest in the fund through a systematic investment plan or payroll deduction or those investing through an Omnibus Retirement Plan (as described under “Share class availability” in the fund’s current prospectus) will be permitted to continue purchasing shares of the fund for a limited period of time while they select an investment alternative. The fund will close to all investments at the close of market November 15, 2024. The fund reserves the right to change this policy at any time.

Shareholders who elect to redeem their shares prior to the completion of the termination of the fund will be redeemed in the ordinary course at the applicable net asset value per share. Fund shareholders may exchange their shares for shares of another available fund in the Franklin Templeton fund family in accordance with the terms of the fund’s prospectus at any time before the fund ceases operations. Shareholders who exchange their shares for the same class of shares of other Franklin Templeton funds may do so without the imposition of a sales charge. Effective immediately, any deferred sales charges applicable to fund redemptions will be waived. Each shareholder who remains in the fund until termination will receive a liquidation distribution equal to the aggregate net asset value of the shares of the fund that such shareholder then holds. Fund shareholders are encouraged to consider options that may be suitable for the reinvestment of liquidation proceeds, including exchanging into another fund within the Franklin Templeton fund family.

The liquidation of the fund will result in one or more taxable events for shareholders subject to federal income tax. An exchange or redemption of shares prior to the termination will generally give rise to a capital gain or loss for the exchanging or redeeming shareholder for federal income tax purposes, depending on the shareholder’s tax basis in the shares. In connection with the liquidation, the fund may declare taxable distributions of its net investment income and capital gain (including net capital gains, if any, from the liquidation of the assets of the fund). At the discretion of fund management, a distribution by the fund may be made in advance of, or delayed to a later date than, its regular distribution schedule. Furthermore, at the discretion of fund management, the fund may also elect to forgo a regular distribution of its net investment income that was previously scheduled. In such event, any such income will be included as part of the liquidating distribution that will be paid by the fund after it ceases operations on or about November 22, 2024 or as part of redemption or exchange proceeds for any shareholders who redeem or exchange fund shares prior to the liquidation date. All liquidation proceeds paid to a shareholder will generally be treated as received by the shareholder in exchange for shares and will therefore generally give rise to capital gain or loss depending on the shareholder’s tax basis.

Shareholders who purchased their shares directly from the fund and hold their shares through an individual retirement account will receive another communication from the fund prior to the termination regarding their investment.

Shareholders who hold their shares through an individual retirement account (IRA) should consult their tax advisers concerning the tax implications of a distribution, their eligibility to roll over a distribution and the procedures applicable to such rollovers. If a check representing your liquidation or redemption proceeds was made payable to you (as opposed to the custodian of your IRA) because of the way your account was registered in the records of the fund, please contact the fund at (877) 6LM-FUND/656-3863 between the hours of 8:30 a.m. and 8:00 p.m. ET to receive instructions to get a replacement check made payable to your IRA. Caution: if you cash the check or deposit in any account other than your IRA, it may be subject to a 10% penalty and taxed as ordinary income in the year of receipt. Other shareholders should likewise consult a personal tax adviser with respect to the effects of the termination of the fund and of any associated distributions.

Please retain this supplement for future reference.

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